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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 6, 2003

                           MONTPELIER RE HOLDINGS LTD.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            BERMUDA                      001-31468                   NOT APPLICABLE
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                     IDENTIFICATION NO.)
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                                MINTFLOWER PLACE
                               8 PAR-LA-VILLE ROAD
                                 HAMILTON HM 08
                                     BERMUDA

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 296-5550
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS.

             The following exhibit is filed as part of this report:
             99.1.  Press Release of the Registrant, dated February 6, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

On February 6, 2003, Montpelier Re Holdings Ltd. issued a press release announcing revised fourth quarter and full year 2002 estimates. The press release has been attached as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Montpelier Re Holdings Ltd.
                                       -----------------------------------------
                                                    (Registrant)

February 6, 2003                       By: / s / Neil McConachie
----------------------                 -----------------------------------------
Date                                   Name: Neil McConachie
                                       Title:  Financial Controller
                                       (chief accounting officer)